                  AMENDMENT NO. 1 TO PRODUCT ROYALTY AGREEMENT

     This Amendment No. 1 to Product Royalty Agreement (this "Amendment") is entered into as of January 29, 2001 (the "Effective Date") by and between BEI Medical Systems, Inc. a Delaware corporation ("Company"), and Milton H. Goldrath, M.D., and individual ("Goldrath").

     Whereas, the parties desire to amend the Product Royalty Agreement by and between the parties dated as of December 28, 1993, (the "Agreement") as set forth in this Amendment;

     NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Unless otherwise specifically defined herein, the capitalized terms in this Amendment have the definitions set forth in the Agreement.

2. Except as expressly amended by this Amendment, the terms and conditions of the Agreement remain in full force and effect.

3. The Agreement and this Amendment together constitute the entire agreement between the parties concerning its subject matter, and supercede any prior or contemporaneous agreements whether written or oral. In the event of any conflict or inconsistency between the Agreement and this Amendment, this Amendment shall prevail and control.

4.   Section 2.A. of the Agreement is hereby amended by replacing [*] with [*].

5. Section 11 of the Agreement is hereby amended by replacing the second sentence of such Section in its entirety with the following:

          The Company may, in its sole discretion, assign this Agreement in whole or in part (i) to any Affiliate of the Company, (ii) IN CONNECTION WITH THE MERGER OR SALE OF THE COMPANY OR A SALE OF SUBSTANTIALLY ALL OF ITS ASSETS IN ONE TRANSACTION OR SERIES OF RELATED TRANSACTIONS, or (iii) with the written consent of Goldrath (not unreasonably withheld) to any other third party. THIS AGREEMENT WILL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH PARTY'S RESPECTIVE LEGAL REPRESENTATIVES, HEIRS, AND PERMITTED SUCCESSORS AND ASSIGNS.

6. Section 12.A of the Agreement is hereby amended by replacing the second sentence of such Section in its entirety with the following:

          A party may disclose the terms of this Agreement to accountants and attorneys and |_|THE COMPANY MAY DISCLOSE THE TERMS OF THIS AGREEMENT to prospective purchaser of all or a material portion of the |_|COMPANY'S (or, if applicable, its subsidiary's) stock, assets, products lines or businesses (PROVIDED THAT SUCH PERSIONS ARE BOUND BY AN AGREEMENT TO KEEP THE TERMS OF THIS AGREEMENT CONFIDENTIAL); to financiers and lenders; and/or to other professional advisors


[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          |_|  denotes deleted text.

7. The Agreement is hereby amended by deleting and replacing in their entirety Schedules 1 and 2 of the Agreement with the amended Schedules 1 and 2 attached hereto as Exhibit A.

8. This Amendment may be amended or modified only by a subsequent writing signed by both parties to this Amendment. If any provision of this Amendment is declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provision shall continue in full force and effect. This Amendment may be executed in counterparts, each of which shall be an original as against any party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the Effective Date set forth above.


BEI MEDICAL SYSTEMS, INC.                     MILTON H. GOLDRATH M.D.:

By:  /s/ Richard W. Turner                    By: /s/ Milton H. Goldrath
     -----------------------------                ------------------------------

Name: Richard W. Turner                       Name:
      ----------------------------                 -----------------------------

Title: President                              Title:
       ---------------------------                  ----------------------------

                                    EXHIBIT A

                                   SCHEDULE 1

Covered Products:

         A system for prefusion of the uterus to accomplish endometrial ablation.

Royalty Bearing Products:

           ---------------------------------- ----------------------------------
           Company Product #                  Description
           ---------------------------------- ----------------------------------
           [*]                                [*]
           ---------------------------------- ----------------------------------
           [*]                                [*]
           ---------------------------------- ----------------------------------

[*]

                                   SCHEDULE 2

                                     PATENTS

     --------------------- ------------------------------- ---------------------
           Patent #              Patent Description                Patent
                                                                  Expiration
     --------------------- ------------------------------- ---------------------
             [*]                      [*]                            [*]
     --------------------- ------------------------------- ---------------------
             [*]                      [*]                            [*]
     --------------------- ------------------------------- ---------------------



[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.